Employees' Retirement Benefits (Other Changes in Plan Assets and Benefit Obligations of NTT CDBP Regarding DOCOMO Employees Recognized in Accumulated Other Comprehensive Income (Loss)) (Detail) - JPY (¥)
¥ in Millions
	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Mar. 31, 2015
Other changes in plan assets and benefit obligations:
Actuarial (gains) losses arising during period, net	¥ (12,150)	¥ 32,201	¥ 14,258
Amortization of prior service cost	1,082	1,226	1,392
Amortization of actuarial gains and losses	(4,526)	(2,108)	(1,719)
NTT Corporate Defined Benefit Pension Plan
Other changes in plan assets and benefit obligations:
Actuarial (gains) losses arising during period, net	(8,542)	21,463	3,213
Amortization of prior service cost	524	524	525
Amortization of actuarial gains and losses	(2,453)	(775)	(686)
Total recognized in "Accumulated other comprehensive income (loss)"	¥ (10,471)	¥ 21,212	¥ 3,052